UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2021

MONMOUTH REAL ESTATE INVESTMENT CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	001-33177	22-1897375
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

101 Crawfords Corner Road, Suite 1405, Holmdel, NJ	07733
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (732) 577-9996

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	MNR	New York Stock Exchange
6.125% Series C Cumulative Redeemable Preferred Stock	MNR-PC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

As previously announced, on October 12, 2021, Monmouth Real Estate Investment Corporation (the “Company”) received written notice from the New York Stock Exchange (“NYSE”) that the Company is not in compliance with the NYSE rules for continued listing because the Company did not hold an annual meeting of shareholders during its fiscal year ended September 30, 2021, as required by Section 302 of the NYSE Listed Company Manual.

As disclosed in Item 5.07 of this Current Report on Form 8-K, the Company held an annual meeting of its shareholders on December 16, 2021. As a result, on December 17, 2021, the Company received notice from the NYSE that the Company is back in compliance with the NYSE continued listing standards set forth in Section 302 of the NYSE Listed Company Manual.

Item 5.07 Submission of Matters to a Vote of Security Holders

On December 16, 2021, the Company held an annual meeting of its shareholders (the “Meeting”). There were 98,339,416 shares of common stock entitled to vote and a total of 82,041,814 shares (83.42%) were represented in person or by proxy at the Meeting. The proposals submitted to the vote of the shareholders and the results of the vote were as follows:

Proposal 1 – The election of four Class III Directors, each to hold office until the 2024 annual meeting of shareholders and until their successor is duly elected and qualifies:

Director	For	Withhold	Broker Non-Votes
Catherine B. Elflein	52,634,378	18,122,479	11,284,957
Eugene W. Landy	53,450,113	17,306,744	11,284,957
Michael P. Landy	57,276,462	13,480,395	11,284,957
Samuel A. Landy	53,776,997	16,979,860	11,284,957

Proposal 2 – To ratify the appointment of PKF O’Connor Davies, LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2022:

No. of Votes
For	81,382,315
Against	541,919
Abstain	117,580
Broker Non-Votes	0

Proposal 3 – To approve an advisory resolution for the compensation of our executive officers for the fiscal year ended September 30, 2021, as more particularly described in the Proxy Statement with respect to the Meeting:

No. of Votes
For	66,976,308
Against	3,267,837
Abstain	512,712
Broker Non-Votes	11,284,957

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONMOUTH REAL ESTATE INVESTMENT CORPORATION

/s/ Kevin S. Miller
KEVIN S. MILLER
Chief Financial and Accounting Officer

Date December 17, 2021

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